                                                                   EXHIBIT 10.47

                                                                 FORM OF WARRANT


THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH SECURITIES ACT AND SUCH LAWS.

                                                               ___________, 2001

                     --------------------------------------

                           DALEEN TECHNOLOGIES, INC.
              SERIES F CONVERTIBLE PREFERRED STOCK PURCHASE WARRANT

                     --------------------------------------

                  THIS SERIES F CONVERTIBLE PREFERRED STOCK PURCHASE WARRANT (this "WARRANT") certifies that, for good and valuable consideration, DALEEN TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), grants to ___________________________ (the "WARRANTHOLDER"), the right to subscribe for and purchase from the Company, during the Exercise Period (as hereinafter defined), ___________________ __________ (______) duly authorized, validly issued, fully paid and nonassessable shares (the "WARRANT SHARES"), par value $.01 per share, of Series F Convertible Preferred Stock of the Company (the "SERIES F PREFERRED STOCK"), at the exercise price per share of $166.41 (subject to adjustment as set forth below, the "EXERCISE PRICE"), all subject to the terms, conditions and adjustments herein set forth. Capitalized terms used herein shall have the meanings ascribed to such terms in Paragraph 11 below.

         Notwithstanding anything contained herein to the contrary, if the Series F Preferred Stock is automatically converted into Common Stock of the Company, par value $.01 per share ("COMMON STOCK"), pursuant to Paragraph 6 of the Certificate of Designation of the Series F Convertible Preferred Stock establishing the Series F Preferred Stock, then this Warrant shall be exercisable for such number of shares of Common Stock deliverable upon the conversion of the Series F Preferred Stock issuable upon exercise of this Warrant immediately prior to such automatic conversion, at an exercise price per share of Common Stock equal to the Exercise Price immediately prior to such conversion divided by the total number of shares of Common Stock then issuable upon conversion of a single share of Series F Preferred Stock and thereafter all references in this Warrant to "Warrant Shares" and "Series F Preferred Stock" shall mean such shares of Common Stock.


                  1. Warrant. This Warrant is issued pursuant to, and in accordance with, the Securities Purchase Agreement by and among the Company, the Warrantholder and certain other investors in the Company, dated as of March 30, 2001 (the "PURCHASE AGREEMENT"), and is subject to the terms thereof.

                  2.       Exercise of Warrant; Payment of Taxes.

                           2.1      Exercise of Warrant. Subject to the terms
and conditions set forth herein, this Warrant may be exercised at any time, in whole or in part, by the Warrantholder of any assignee or transferee of this Warrant pursuant to, and in compliance with Paragraph 3 herein, during the Exercise Period by:

                                    (a)      the surrender of this Warrant to
the Company, with a duly executed Exercise Form, and

                                    (b)      the delivery of payment to the
Company, for the account of the Company, by cash, wire transfer of immediately available funds, certified or official bank check or any other means approved by the Company, of the aggregate Exercise Price in lawful money of the United States of America. The Company agrees that the Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid (the "EXERCISE DATE").

                           2.2      Conversion Option.

                                    (a)      In lieu of the payment of the
aggregate Exercise Price, the Warrantholder at its sole discretion may have the Company convert this Warrant, in whole or in part, into shares of Series F Preferred Stock (the "CONVERSION OPTION") as provided for in this Paragraph 2.2. Upon exercise of the Conversion Option, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any of the Exercise Price in accordance with Paragraph 2.1(b)) that number of Warrant Shares computed using the following formula:

                                   X =       Y(A-B)
                                             ------
                                               A

                  Where:

                  X = the number of Warrant Shares to be issued to the Warrantholder;
                  Y = the number of Warrant Shares purchasable under this Warrant or, if only a portion of the Warrant is being converted, the portion of the Warrant being converted;
                  A = the current market value per share of the Series F Preferred Stock (at the date of such conversion); and
                  B = the Exercise Price (as adjusted to the date of such calculation).

                  For purposes of the calculation above, the "CURRENT MARKET VALUE PER SHARE OF SERIES F PREFERRED STOCK" shall be the product of
         (A) the number of shares of Common Stock issuable upon conversion of one share of Series F Preferred Stock, times (B) the Market Price of the Common Stock on the Exercise Date of the Conversion Option or if the Exercise Date is not a Business Day, on the next succeeding Business Day. For the purpose of this Paragraph 2.2(a), the "Market Price" per share of Common Stock on any


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


         date (the "MARKET PRICE") shall be deemed to be the closing price of the Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or The Nasdaq Stock Market (including The Nasdaq National Market and The Nasdaq SmallCap Market, as the case may be), if the Common Stock is then listed or admitted to trading on any national securities exchange or in such market system. The closing price shall be the last reported sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked price, as reported by said exchange or market system. If the Common Stock is not then so listed on a national securities exchange or in such market system, the Market Price shall be deemed to be the mean between the representative closing bid and asked prices of the Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is not then quoted by NASDAQ, the Market Price shall be determined in good faith by the Board of Directors of the Corporation.


                                    (b)     The Conversion Option may be
exercised by the Warrantholder at its sole discretion on any Business Day prior to the end of the Exercise Period by surrender of this Warrant to the Company, with a duly executed Exercise Form with the conversion section completed, exercising the Conversion Option and specifying the total number of shares of Series F Preferred Stock that the Warrantholder will be issued pursuant to such conversion.

                           2.3      Warrant Shares Certificate.  A stock
certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within five (5) Business Days after receipt of the Exercise Form by the Company and, unless the Conversion Option is exercised, the payment by the Warrantholder of the aggregate Exercise Price. If this Warrant is exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the right to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical to this Warrant.

                           2.4      Payment of Taxes. The Company will pay all
documentary stamp or other issuance taxes, if any, attributable to the original issuance of Warrant Shares upon the exercise of this Warrant; except that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrants or Warrant certificates or Warrant Shares in a name other than that of the then existing Warrantholder as reflected upon the books of the Company.

                  3.       Transfer of Warrants; Compliance with Securities
Laws.

                           (a)      The Company shall maintain a register (the
"WARRANT REGISTER") containing the names and addresses of the Warrantholder or Warrantholders. Any Warrantholder of this Warrant or any portion hereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Warrantholder may be delivered or given by mail to such


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


Warrantholder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register, the Company may treat the Warrantholder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

                           (b)      This Warrant may not be transferred or
assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act, title to this Warrant may be transferred by endorsement (by the Warrantholder executing the assignment form (the "ASSIGNMENT FORM") attached hereto as Exhibit B) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

                           (c)      On surrender of this Warrant for exchange,
properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Securities Act and with the limitations on assignments and transfers contained in this Paragraph 3, the Company shall issue to or on the order of the Warrantholder a new warrant or warrants with the same terms and conditions, in the name of the Warrantholder and/or as the Warrantholder (on payment by the Warrantholder of any applicable transfer and stamp taxes) may direct, for the aggregate number of Warrant Shares issuable upon exercise thereof.

                  4. Reservation and Registration of Shares. The Company covenants and agrees as follows:

                                    (a)     All Warrant Shares that are issued
upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, not subject to any preemptive rights, and be free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue and other than any liens, security interests, and other encumbrances not created by the Company or its subsidiaries.

                                    (b)     The Company shall at all times have
authorized and reserved, and shall keep available and free from preemptive rights, a sufficient number of shares of Series F Preferred Stock and Common Stock to provide for the exercise of the rights represented by this Warrant and the Warrant Shares.

         5. Adjustment to Exercise Price and Warrant Share Number. The Exercise Price and the number of Warrant Shares to be received upon exercise of this Warrant shall be subject to adjustment as follows:

                           5.1      Dividend, Subdivision, Combination or
Reclassification of Common Stock. If the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof,
(w) make a dividend or distribution on the outstanding shares of Series F Preferred Stock payable in Capital Stock, (x) subdivide the outstanding shares of Series F Preferred Stock into a larger number of shares, (y) combine the outstanding shares of


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Series F Preferred Stock into a smaller number of shares or (z) issue any shares of its Capital Stock in a reclassification of the Series F Preferred Stock
(other than any such event for which an adjustment is made pursuant to another clause of this Paragraph 5), then, and in each such case,of (A) the aggregate number of Warrant Shares for which this Warrant is exercisable (the "WARRANT SHARE NUMBER") immediately prior to such event shall be adjusted so that the Warrantholder shall be entitled to receive upon exercise of this Warrant the number of shares of Series F Preferred Stock or other securities of the Company that it would have owned or would have been entitled to receive upon or by reason of any of the events described above, had this Warrant been exercised immediately prior to the occurrence of such event and (B) the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the Warrant Share Number immediately prior to such adjustment, and the denominator of which shall be the Warrant Share Number immediately thereafter. An adjustment made pursuant to this Paragraph 5.1 shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of shares of Series F Preferred Stock entitled to receive such dividend or distribution or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

                           5.2      Other Changes.  If the Company at any time
or from time to time, after the issuance of this Warrant but prior to the exercise hereof, shall take any action affecting its Series F Preferred Stock similar to or having an effect similar to any of the actions described in any of Paragraphs 5.1 or 5.6 herein (but not including any action described in any such Paragraph) then, and in each such case, the Exercise Price and Warrant Share Number shall be adjusted in such manner and at such time as the Board of Directors in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the Warrantholder).

                           5.3      No Adjustment; Par Value Minimum.
Notwithstanding anything herein to the contrary, no adjustment under this Paragraph 5 need be made to the Exercise Price or Warrant Share Number if the Company receives written notice from the Warrantholder that no such adjustment is required. Notwithstanding any other provision of this Warrant, the Exercise Price shall not be adjusted below the par value of a share of Series F Preferred Stock.

                           5.4      Abandonment.  If the Company shall take a
record of the holders of shares of its Series F Preferred Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Exercise Price or Warrant Share Number shall be required by reason of the taking of such record.

                           5.5      Certificate as to Adjustments. Upon any
adjustment in the Exercise Price or Warrant Share Number, the Company shall within a reasonable period (not to exceed ten (10) days) following any of the foregoing transactions deliver to the Warrantholder a certificate, signed by (i) the Chief Executive Officer of the Company and (ii) the Chief Financial Officer of the Company, setting forth in reasonable detail the event requiring the adjustment and


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


the method by which such adjustment was calculated and specifying the adjusted Exercise Price and Warrant Share Number then in effect following such adjustment.

                           5.6      Reorganization, Reclassification, Merger or
Sale Transaction. In case of any capital reorganization, reclassification, Sale Transaction, mandatory share exchange (other than a Sale Transaction or a mandatory share exchange in which the Company is the surviving corporation and in which the Series F Preferred Stock is not exchanged or converted ) of the Company (each, a "TRANSACTION") at any time after the issuance of this Warrant but prior to the exercise hereof, the Company shall execute and deliver to the Warrantholder at least ten (10) Business Days prior to effecting such Transaction a certificate and, if following a Transaction, the Warrant shall be exercisable for securities of any Person other than the Company, such Person shall, no later than simultaneously with the closing of the Transaction, issue a certificate, stating that the Warrantholder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock or other securities, property or cash receivable upon such Transaction by a holder of the number of shares of Series F Preferred Stock into which this Warrant could have been exercised immediately prior to such Transaction, and provision shall be made therefor in the agreement, if any, relating to such Transaction. Such certificates shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 5. The provisions of this Paragraph 5.6 and any equivalent thereof in any such certificate similarly shall apply to successive transactions.

                           5.7      Notices.  In case at any time or from time
to time:

                                    (a)     the Company shall pay a dividend
(or other distribution) on its shares of Series F Preferred Stock, shares of any other series of Preferred Stock or shares of Common Stock, or

                                    (b)     the Company shall authorize the
granting to the holders of shares of its Series F Preferred Stocks shares of any existing series of Preferred Stock or shares of Common Stock, rights or warrants to subscribe for or purchase any shares of Capital Stock or any other rights or warrants, then the Company shall mail to the Warrantholder, as promptly as possible but in any event at least ten (10) Business Days prior to the applicable date hereinafter specified, a notice stating the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Series F Preferred Stock of record to be entitled to such dividend, distribution or granting of rights or warrants are to be determined. Notwithstanding the foregoing, in the case of any event to which Paragraph 5.6 is applicable, the Company shall also deliver the certificate described in such Paragraph 5.6 to the Warrantholder at least ten (10) Business Days prior to effecting such reorganization or reclassification as aforesaid.

                  6. No Dilution or Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith



                                       6
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assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder under this Warrant.

                  7. Loss or Destruction of Warrant. Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor; provided, however, in the event of the loss, theft or destruction of this Warrant, or the mutilation of this Warrant if the Warrantholder shall not have delivered such mutilated Warrant to the Company, the Company may require that the Warrantholder provide a bond or written indemnification in favor of the Company with respect to any claims, expenses or losses the Company may incur in connection with such lost, stolen, destroyed or mutilated Warrant.

                  8. Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant, together with proper written notice, for transfer.

                  9. Amendments. Any provision of this Warrant may be amended and the observance thereof waived with the written consent of the Company and the Warrantholder or by the written consent of the Company and the Majority Warrantholders.

                  10. Representations and Warranties by the Warrantholder. By accepting this Warrant, the Warrantholder represents and warrants to the Company as follows:

                                    (a)     This Warrant and the Warrant Shares
issuable upon exercise of the Warrantholder's rights contained herein will be acquired for investment for the Warrantholder's own account and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption from the Securities Act.

                                    (b)     The Warrantholder understands and
acknowledges (i) that the Warrant Shares issuable upon exercise of the Warrantholder's rights contained herein are not registered under the Securities Act or qualified under applicable state securities laws because the issuance contemplated by this Warrant will be exempt from the registration and qualification requirements thereof, and (ii) that the Company's reliance on such exemptions is predicated on the accuracy of the representations set forth in this Paragraph 10.

                                    (c)     The Warrantholder has such knowledge
and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment. The Warrantholder is a "qualified institutional buyer" as such term is defined in Rule 144A(a)(1) promulgated under the Securities Act.


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                                    (d)     The Warrantholder understands that
if the Company's Common Stock ceases to be registered with the Securities and Exchange Commission pursuant to Paragraph 12 of the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), or if the Company ceases to file the reports required under the Exchange Act, or if a registration statement covering the securities under the Securities Act is not in effect when it desires to resell (i) this Warrant or (ii) the Warrant Shares issuable upon exercise of this Warrant, it may be required to hold such securities for an indefinite period. The Warrantholder is aware of the provisions of Rule 144 promulgated under the Securities Act.

                                    (e)      The Warrantholder will not offer,
sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws.

                                    (f)      Upon exercise of this Warrant, the
Warrantholder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Warrantholder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                                    (g)      The Warrantholder understands that
this Warrant and all Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the form set forth on the first page hereof.

                  11. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  "BOARD OF DIRECTORS" means the Board of Directors of the Company.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

                  "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of such Person's capital stock and any and all rights, warrants or options exchangeable for or convertible into such capital stock (but excluding any debt security whether or not it is exchangeable for or convertible into such capital stock).

                  "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company.

                  "COMPANY" has the meaning set forth in the first paragraph of this Warrant.


                  "EXERCISE DATE" has the meaning set forth in Paragraph 2.1(b) of this Warrant.

                  "EXERCISE FORM" means an Exercise Form in the form annexed hereto as Exhibit A.

                  "EXERCISE PERIOD" means the period from the date hereof to 5:00 p.m., Eastern time, on the fifth (5th) anniversary of the date hereof.

                  "EXERCISE PRICE" has the meaning set forth in the first paragraph of this Warrant.

                  "MAJORITY WARRANTHOLDERS" means the holders of a majority of Warrant Shares issuable upon exercise of all of the warrants issued, or to be issued at the Escrow Closing, pursuant to the Purchase Agreement assuming the exercise of all such warrants.

                  "MARKET PRICE" has the meaning set forth in Paragraph 2.2(a) of this Warrant.

                  "PERSON" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

                  "PURCHASE AGREEMENT" has the meaning set forth in Paragraph 1 of this Warrant.

                  "SALE TRANSACTION" shall mean (a) (i) the merger or consolidation of the Company into or with one or more Persons, (ii) the merger or consolidation of one or more Persons into or with the Company or (iii) a tender offer or other business combination if, in the case of (i), (ii) or
(iii), the stockholders of the Company prior to such merger, consolidation, tender offer or other business combination do not retain at least 50% of the voting power of the surviving Person or (b) the voluntary sale, conveyance, exchange or transfer to another Person of (i) the voting Capital Stock of the Company if, after such sale, conveyance, exchange or transfer, the stockholders of the Company prior to such sale, conveyance, exchange or transfer do not retain at least 50% of the voting power of the Company or (ii) all or substantially all of the assets of the Company.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

                  "TRANSACTION" has the meaning set forth in Paragraph 5.6 of this Warrant.

                  "WARRANT SHARE NUMBER" has the meaning set forth in Paragraph
5.1 of this Warrant.

                  "WARRANT SHARES" has the meaning set forth in the first paragraph of this Warrant.

                  "WARRANTHOLDER" has the meaning set forth in the first paragraph of this Warrant.

                  12.      Miscellaneous

                           12.1     Entire Agreement.  This Warrant, the
Purchase Agreement, the Escrow Agreement and the Registration Rights Agreement dated March 30, 2001, between the Company and certain other investors in the Company constitute the entire agreement between the Company and the Warrantholder with respect to the Warrant and supersedes all prior agreements and understanding with respects to the subject matter of this Warrant.

                           12.2     Binding Effect; Benefits.  This Warrant
shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective permitted successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective permitted successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

                           12.3     Headings.  The headings in this Warrant are
for convenience of reference only and shall not limit or otherwise affect the meaning of this Warrant.

                           12.4     Notices.  All notices, demands and other
communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                           (a)      if to the Company:

                                    Daleen Technologies, Inc.
                                    1750 Clint Moore Road
                                    Boca Raton, Florida 33487
                                    Telecopy:     (561) 999-8080
                                    Attention:    Chief Financial Officer

                                    with a copy to:

                                    Morris, Manning & Martin, L.L.P.
                                    1600 Atlanta Financial Center
                                    3343 Peachtree Road, N.E.
                                    Atlanta, Georgia 30326
                                    Telecopy:     (404) 365-9532
                                    Attention:    David M. Calhoun, Esq.

                                    (b)     if to the Warrantholder to the name
and address set forth in the Warrant Register;

                                    with a copy to:

                                    [Counsel to Warrant holder]

                                    --------------------------------------

                                    --------------------------------------

                                    --------------------------------------

                                    Telecopy:     _____________________
                                    Attention:    _____________________

                                    and a copy to:

                                    O'Melveny & Myers LLP
                                    Embarcadero Center West
                                    275 Battery Street, 26th Floor
                                    San Francisco, California 94111
                                    Telecopy:    (415) 984-8701
                                    Attention:    Peter T. Healy, Esq.

         Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder at the address set forth above, and (ii) to the Company at the address set forth above, or, if sent by facsimile to the numbers set forth above, when receipt of such facsimile is verbally (but not mechanically) acknowledged by the recipient thereof. Any party may by notice given in accordance with this Paragraph 12.4 designate another address or Person for receipt of notices hereunder.

                           12.5     Severability.  Any term or provision of this
Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remainder of the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

                           12.6     GOVERNING LAW.  THIS WARRANT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                           12.7     No Rights or Liabilities as Stockholder.
Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.


                [Remainder of this page intentionally left blank]


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




                  IN WITNESS WHEREOF, the Company and the Warrantholder have caused this Warrant to be executed this _______ day of _________________, 2001.

                                            DALEEN TECHNOLOGIES, INC.


                                            By:
                                                -------------------------------
                                            Name:
                                            Title:



                                            WARRANTHOLDER




                                            By:
                                                -------------------------------
                                            Name:
                                            Title:

                                                                 FORM OF WARRANT


                                    EXHIBIT A


                                  EXERCISE FORM

                 (To be executed upon exercise of this Warrant)

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase [_______] shares of Series F Preferred Stock and [HEREWITH TENDERS PAYMENT FOR SUCH SHARES TO THE ORDER OF THE COMPANY IN THE AMOUNT OF $____________] [HEREBY EXERCISES ITS CONVERSION OPTION] in accordance with the terms of this Warrant. The undersigned requests that a certificate for such [WARRANT SHARES] [NUMBER OF WARRANT SHARES TO WHICH THE UNDERSIGNED IS ENTITLED CALCULATED PURSUANT TO PARAGRAPH 2.2] be registered in the name of the undersigned and that such certificates be delivered to the undersigned's address below.

                  The undersigned represents that the representations and warranties set forth in Paragraph 10 of the Warrant are true and correct as to the Warrantholders as of the date hereof.

Dated:


                           Name
                                    --------------------------------------------
                                    (Print)

                           Signature:
                                     -------------------------------------------

                           Title:
                                    --------------------------------------------


                                    --------------------------------------------
                                    (Street Address)


                                    --------------------------------------------
                                    (City)            (State)        (Zip Code)